Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment, including equipment acquired under capital lease obligations, are summarized as follows as of December 31, 2013 and 2012:

(in thousands)	Estimated useful life (in years)	2013	2012
Land	—	$17,172	$15,907
Buildings and improvements	2-40	301,069	283,173
Machinery and equipment	3-10	232,097	206,871
Computer software	2-10	103,965	86,280
Furniture and office equipment	1-13	86,326	80,343
Construction in progress	—	97,093	79,402
		837,722	751,976
Less: Accumulated depreciation and amortization		(392,678)	(333,044)
Property, plant and equipment, net		$445,044	$418,932

Amortization of assets acquired under capital lease obligations is included within accumulated depreciation and amortization above for the years ended December 31, 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 depreciation and amortization expense totaled $72.5 million, $64.8 million and $57.0 million, respectively. For the years ended December 31, 2013, 2012 and 2011 amortization expense related to computer software costs totaled the $10.8 million, $8.2 million and $7.5 million, respectively. In connection with the restructuring discussed more fully in Note 6, impairment charges of $16.2 million, $11.6 million and $1.8 million related to discontinued projects were recorded in December 31, 2013, 2012 and 2011, respectively.
Repairs and maintenance expense was $14.0 million, $13.7 million and $12.9 million in 2013, 2012 and 2011, respectively. For the year ended December 31, 2013 and 2012, construction in progress includes amounts related to ongoing software development projects and the construction of new facilities in the United States. For the years ended December 31, 2013, 2012 and 2011, interest capitalized in connection with construction projects was not significant.